                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                       Date of Report:  August 3, 1994


                               XTRA Corporation
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                             1-7654                      06-0954158
- - --------------------------------------------------------------------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



60 State Street, Boston, MA                                           02109
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



      Registrant's telephone number including area code:  (617) 367-5000
- - --------------------------------------------------------------------------------



                                     N/A
- - --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

        Item 5.  Other Events
        ------

        On August 2, 1994, XTRA Corporation issued a press release disclosing certain financial information for the quarter ended June 30, 1994, which is contained herein on pages three through five hereof.







































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

                      XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
- - --------------------------------------------------------------------------------
           (Millions of dollars except per share and share amounts)
                                 (Unaudited)

                                             Three Months Ended      Nine Months Ended
                                                   June 30,               June 30,
                                             ------------------     -------------------
                                               1994       1993        1994       1993
                                             -------    -------     --------   --------
REVENUES                                     $  90.0    $  81.2     $  261.2   $  245.1

OPERATING EXPENSES
  Depreciation and lease financing              25.9       27.1         77.9       81.8
  Rental equipment operating expense            22.3       19.5         61.4       57.3
  Selling & administrative expense               8.6        7.8         24.1       24.8
                                              ------     ------     --------   --------
                                                56.8       54.4        163.4      163.9
                                              ------     ------     --------   --------
       Operating income                         33.2       26.8         97.8       81.2

INTEREST EXPENSE                                 8.3        9.2         25.0       30.1
                                              ------     ------     --------   --------
        Income from operations before
          provision for income taxes            24.9       17.6         72.8       51.1

PROVISION FOR INCOME TAXES                      10.3        7.1         30.2       20.5
                                              ------     ------     --------   --------
NET INCOME                                      14.6       10.5         42.6       30.6

LESS PREFERRED DIVIDENDS                           -       (0.9)           -       (3.7)
                                              ------     ------     --------   --------
NET INCOME AVAILABLE TO COMMON
  STOCKHOLDERS                                $ 14.6     $  9.6     $   42.6   $   26.9
                                              ------     ------     --------   --------
EARNINGS PER COMMON SHARE:
        Primary                               $ 0.86     $ 0.56     $   2.50   $   1.82

        Fully diluted                         $ 0.86     $ 0.56     $   2.50   $   1.74

        Weighted average number of common
          shares outstanding (in thousands):

        Primary                               17,023     16,972       17,015     14,764

        Fully diluted                         17,024     16,973       17,018     15,966


        Cash dividends declared               $ 0.14     $ 0.12     $   0.40   $   0.34

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

                      XTRA CORPORATION AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS
- - --------------------------------------------------------------------------------
                            (Millions of dollars)


                                                   June 30,
                                                     1994       September 30,
                                                 (Unaudited)         1993
                                                 -----------    -------------
ASSETS

Cash                                                $  34           $   9

Receivables, net                                       75              83

Property & Equipment, net                             838             742

Other Assets                                           25              24
                                                    -----           -----

        Total Assets                                $ 972           $ 858
                                                    =====           =====


LIABILITIES & STOCKHOLDERS' EQUITY

Other Liabilities                                   $  69           $  47

Long-Term Debt*                                       429             389

Deferred Income Taxes                                 158             142

Stockholders' Equity                                  316             280
                                                    -----           -----

        Total Liabilities & Stockholders' Equity    $ 972           $ 858
                                                    =====           =====

Net Debt Outstanding                                $ 395           $ 380
                                                    =====           =====

* Preferred Series C is classified as debt at September 30, 1993.





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

                      XTRA CORPORATION AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
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                            (Millions of dollars)
                                 (Unaudited)

                                                        Nine Months Ended
                                                     ----------------------
                                                      1994            1993
                                                     ------          ------
Cash Provided from Operations                        $ 182           $ 150

Cash Used for Investment Activities                   (190)            (29)

Purchase of Strick Lease                                -             (346)*

Net proceeds from Issuance of Common Stock              -               63

Cash Used for Dividends                                 (7)             (8)
                                                     -----           -----
Increase in Net Debt Outstanding (Debt - Cash)       $ (15)          $(170)
                                                     =====           =====

* Includes $236 million of debt assumed.











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
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        XTRA Corporation



                                        By: /S/ JAMES R. LAJOIE
                                            ----------------------------------
                                            James R. Lajoie
                                            Vice President



DATED:  August 3, 1994














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